Exhibit 99.1

MedMen Announces Backstopped US$100M Equity Investment Led
by Serruya Private Equity to Fund Expansion and Transform Balance
Sheet

LOS ANGELES – August 17, 2021 -- (BUSINESS WIRE) — MedMen Enterprises Inc. (“MedMen” or the “Company”) (CSE: MMEN) (OTCQX: MMNFF), a premier U.S. cannabis retailer, today announced that investors, led by Serruya Private Equity (“SPE”), are purchasing US$100 million of units (“Units”) of Medmen at a purchase price of US$0.24 (C$0.32) per Unit (the “Private Placement”). Certain investors associated with SPE agreed to backstop the US$100 million to be raised in the Private Placement (the “Backstop Commitment”)

The US$100 million in proceeds from the Private Placement will allow MedMen to expand its operations in key markets such as California, Florida, Illinois and Massachusetts and identify and accelerate further growth opportunities across the United States.

Tom Lynch, CEO of MedMen, remarked, “This US$100 million investment is a game-changer for our Company, strengthening our balance sheet and creating a platform for our future growth. This transaction gives us the flexibility and firepower to match our revenue trajectory to our operational expertise and internationally renowned brand. MedMen 2.0 is here, and we are thrilled to embark on the next stage of our journey.”

In connection with the Private Placement, the Company appointed Michael Serruya to its Board of Directors as its seventh member.

In addition, the Company also announced today that a group of strategic investors have acquired from other investors a majority of the notes under the Company’s senior secured convertible notes facility, and that the parties have entered into an amendment and extension to the senior secured convertible notes facility.

Each Unit being issued to certain investors in the Private Placement consists of one Class B subordinate voting share (each, a “Share”) and one quarter share purchase warrant (each, a “Warrant”). Each whole Warrant permits the holder to purchase one Share for a period of five years from the date of issuance at an exercise price of US$0.288 (C$0.384) per Share. Each Unit issued to certain SPE purchasers consists of one Share and one quarter of one Warrant plus a proportionate interest in a short-term warrant (the “Short-Term Warrant”) which expires on December 31, 2021. The Short-Term Warrant, which will be issued to certain of the SPE purchasers, entitles the holders to acquire, on payment of US$30 million, at the option of the holders, Units at an exercise price of US$0.24 (C$0.32) per Unit, or US$30 million principal amount of notes at par, convertible into Shares at a conversion price of US$0.24 (C$0.32) per Share. The Company will use any proceeds from exercise of the Short-Term Warrant to pay down an existing debt instrument. In consideration for the Backstop Commitment, certain investors associated with SPE will receive a fee of US$2.5 million to be paid in the form of Shares at a deemed price of US$0.24 (C$0.32). Any amounts subject to the Backstop Commitment are expected to be paid to the Company on or before August 19, 2021. Due to regulatory considerations, the Company may, at its option, settle any such backstop amounts in Units, in the form of unsecured, interest-free convertible notes, which would mature ten years from the date of issuance, or both.

The Company has scheduled a call at 5 p.m. ET Tuesday, August 17, and issued a presentation for more details on the transactions described above and the Company’s retail footprint and strategy.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The securities being offered have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act, and applicable state securities laws. The Company has agreed to provide customary registration rights with respect to the Shares underlying the Units and Warrants.

For more details, investors and security holders may visit the investor page of MedMen’s website at https://investors.medmen.com.

About MedMen

MedMen is a premier American cannabis retailer with an operational footprint in California, Nevada, Illinois, Arizona, Massachusetts, and Florida. MedMen offers a robust selection of high-quality products, including MedMen-owned brands MedMen Red and LuxLyte through its premium retail stores, proprietary delivery service, as well as curbside and in-store pick up. MedMen Buds, an industry-first loyalty program, provides exclusive access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier, and happier. Learn more about MedMen at www.medmen.com.

About Serruya Private Equity

Serruya Private Equity is a global private equity firm focused on transforming companies by collaborating with management to develop and implement strategies which leverage SPE’s existing operational and financial resources. SPE invests capital in a broad range of asset classes with an emphasis on retail and consumer packaged goods. SPE’s principals have a wealth of experience developing brands including Weight Watchers, Tropicana, Godiva Ice Cream, Cold Stone Creamery, Round Table Pizza, Great American Cookies, Marble Slab Creamery, Hot Dog on a Stick, Taco Time, Blimpie Subs, and Pretzelmaker. SPE’s platform currently includes global brands Yogen Früz, Pinkberry, and Swensens with over 1,300 stores across 40 countries. For more information please visit www.serruyaprivateequity.com.

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Cautionary Note Regarding Forward-Looking Information and Statements:

This press release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only MedMen’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of MedMen’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “plan,” “continue,” “expect,” “anticipate,” “intend,” “predict,” “believe,” “project,” “estimate,” “likely,” “believe,” “might,” “seek,” “may,” “will,” “remain,” “potential,” “can,” “should,” “could,” “future”, “is positioned” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. This forward-looking information is based on certain assumptions made by management and other factors used by management in developing such information.

Forward-looking information and statements are not based on historical facts but instead are based on assumptions, estimates, analysis and opinions of management of the Company at the time they were provided or made in light of its experience and its perception of trends, current conditions and expected developments, as well as other factors that management believes to be relevant and reasonable in the circumstances and are subject to inherent risks and uncertainties that may be general or specific and which give rise to the possibility that expectations, forecasts, predictions, projections or conclusions will not prove to be accurate, that assumptions may not be correct and that objectives, strategic goals and priorities will not be achieved. A variety of factors, including known and unknown risks, many of which are beyond the Company’s control, could cause actual results to differ materially from the forward-looking information and statements in this press release and other reports the Company files with, or furnishes to, the SEC and other regulatory agencies and made by the Company’s directors, officers, other employees, and other persons authorized to speak on the Company’s behalf. Such factors include, without limitation: (i) ability to effectively deal with the restrictions, limitations and health issues presented by the COVID-19 pandemic; (ii) management’s perceptions of historical trends, current conditions and expected future developments; (iii) development costs remaining consistent with budgets, (iv) the ability to effectively manage growth, including anticipated and unanticipated costs; (v) achieving the anticipated results of the Company’s strategic plans; (vi) the adequacy of the Company’s capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute the Company’s business plan (either within the expected timeframe or at all); (vii) the ability to raise necessary or desired funds to achieve the Company’s strategic business plan, including receipt of the Backstop Amount; (viii) obtaining and maintaining all required licenses, approvals and permits; (ix) favorable production levels and sustainable costs; (x) inputs, suppliers and skilled labor being unavailable or available only at uneconomic costs; (xi) supply chain disruptions of materials and technology for tenant improvements and timing of regulatory approval related to new and expanded retail stores; (xii) adverse future legislative and regulatory developments involving medical and recreational marijuana; (xiii) consumer interest in the Company’s products and products of other brands offered in the Company’s stores; (xiv) competition; (xv) government regulation of the Company’s activities and products including, but not limited, to the areas of taxation and environmental protection; (xvi) the risks of operating in the marijuana industry in the United States; (xvii) the outcome of any claims, litigation and proceedings of which the Company is a party, including any settlements of litigation or regulatory or government investigations or actions pending against us or other legal contingencies; (xviii) the Company’s ability to conduct operations in a safe, efficient and effective manner; (xix) changes in general economic, business and political conditions in which the Company operates, including changes in the financial markets; changes in applicable laws generally and (xx) and those other risk factors discussed in MedMen’s Form 10 (as amended), and other continuous disclosure filings, all available under MedMen’s profile on www.sedar.com and at www.sec.gov.

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Although MedMen believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. Should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected.

The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and MedMen does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

Forward-looking statements contained in this news release are expressly qualified by this cautionary note.

View source version on businesswire.com: https://www.businesswire.com/news/home/20210715006062/en/

MedMen Media Contact

Lisa Weser, MedMen@Trailblaze.co

MedMen Investor Relations Contact

Morry Brown, investors@MedMen.com

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